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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 23, 2004

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                                            13-3152196
----------------------------                          -----------------------
(State or other jurisdiction                              (I.R.S. Employer
 of incorporation)                                     Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

   4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
   -------------------------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD; TRANSFER OF LISTING.

(a) On November 23, 2004, Concord Camera Corp. ("Concord") received a notice from the Nasdaq Listing Qualifications staff (the "staff") indicating that because The Nasdaq Stock Market ("Nasdaq") had not received Concord's Form 10-Q for the first quarter of Fiscal 2005 which ended October 2, 2004, Concord is no longer in compliance with Nasdaq Marketplace Rule 4310(c)(14). As a result, Concord's securities are subject to delisting from the Nasdaq Stock Market at the opening of business on December 2, 2004 unless Concord requests a hearing in accordance with Nasdaq's Marketplace Rule 4800 Series. In addition, as a result of Concord's filing delinquency, a fifth character, "E," will be appended to its trading symbol; accordingly, Concord's trading symbol will be changed from LENS to LENSE at the opening of business on November 26, 2004.

As previously announced by Concord on November 8, 2004, the conversion of Concord's management information systems in August 2004 from its existing Legacy systems to a new worldwide, fully integrated Enterprise Resource Planning ("ERP") software system resulted in inefficiencies and delays in providing certain information necessary to complete the Company's Quarterly Report on Form 10-Q. The Company is working diligently to complete the financial statements and file its Form 10-Q for the first quarter of Fiscal 2005 as soon as possible.

Concord plans to appeal the staff's determination and request a hearing by a Nasdaq Listing Qualifications Panel pursuant to the procedures set forth in the Nasdaq Marketplace Rules 4800 Series. Concord's securities will remain listed pending the result of such appeal.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated November 24, 2004 is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONCORD CAMERA CORP.


Date:  November 24, 2004               By:    /s/ Alan Schutzman
                                          -----------------------------------
                                           Alan Schutzman,
                                           Senior Vice President, General
                                             Counsel and Secretary